SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 21, 1999


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
--------                      -------                  ----------
(State or other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


             842 Bennie Road, Cortland, New York 13045
        (Address of principal executive offices) (zip code)

                         (607) 753-6011
       (Registrant's telephone number, including area code)


Item 5      Other Events

DESCRIPTION OF TRANSACTION

     On July 21, 1999, Smith Corona Corporation announced that it had signed a licensing agreement for various office products under the Smith Corona brand name with Office Depot.

A copy of the July 1, 1999 press release announcing the above event is attached hereto as exhibit 99.1, and is incorporated herein by reference.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                                   SMITH CORONA CORPORATION




Date:  July 30, 1999


                                    /s/ Martin D. Wilson
                                    Martin D. Wilson
                                    Senior Vice President and
                                    Chief Financial Officer
                                   (Principal Financial/Accounting Officer

INDEX TO EXHIBIT

Exhibit No.                                           Description
-----------                                           -----------

99.1                                                  News Release


Exhibit 99.1






Contact:       Rivian Bell
                                            JDI Communications, Inc.
                                            (310) 827-2327
                                            (888) 477-4319 (24-hours)
                                            jdicomm@ix.netcom.com

FOR IMMEDIATE RELEASE

SMITH CORONA, OFFICE DEPOT ANNOUNCE LICENSING AGREEMENT
FOR SMITH CORONA-BRANDED OFFICE PRODUCTS


          CORTLAND, N.Y. - July 21, 1999 - Smith Corona Corporation (NASDAQ:SCCO) and Office Depot, Inc. (NYSE: ODP) today announced that they have signed a licensing agreement for various office products under the Smith Corona brand name. The branded products for Office Depot will be offered independently of other products marketed by Smith Corona, such as its typewriters, headsets, and related accessories and supplies.

          "This is a very exciting opportunity for our two companies to participate in a new venture that maximizes each company's strengths," stated John A. Bermingham, president and chief executive officer of Smith Corona. "Smith Corona will receive substantial marketing exposure from Office Depot's planned advertising and support for the new products, some of which will appear as early as this fall. We have said repeatedly that the Smith Corona brand name has value in the marketplace and we are excited that Office Depot will utilize the Smith Corona brand name for these products. With Office Depot's retail stores, Viking catalog business, and multi-billion-dollar sales capacity behind the Smith Corona branded products, we have every reason to believe the products will be highly successful."

          "Office Depot is pleased to partner with Smith Corona, one of the most respected business machine companies in the world, to offer a variety of top-quality office products to our customers whether they shop in-store, online or by catalog," said Charles Tyson, vice president and divisional merchandise manager. "This is just one more way that Office Depot is taking care of business by taking care of customers."

          Smith Corona Corporation is dedicated to providing information solutions through new and emerging technology products in addition to marketing and developing its traditional electronic typewriters and related accessories and supplies. Smith Corona can also be reached electronically at www.smithcorona.com.

Office Depot, Inc. is the world's largest seller of office products, now with 779 stores throughout the United States, Canada, France, and Japan. The company also operates a national business-to-business delivery network and an award-winning U.S. public website (www.officedepot.com), which is open for business 24 hours a day, seven days a week. Office Depot's common stock is listed on the New York Stock Exchange under the symbol ODP.

          Certain matters discussed in this news release constitute forward looking statements which are estimates by the company's management of future performance and are subject to a variety of risks and uncertainties that could cause results to differ from management's current expectations.

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